CASH RESERVES TRUST
                      A MASSACHUSETTS BUSINESS TRUST

I. FRONT OF CERTIFICATE (all text and other matter lies within 6-1/4" x 10-1/4" decorative border, 1/2" wide)

               (upper right) oval with heading: SHARES
               (upper left) oval with heading: NUMBER

                                   (below trust name to right)
                                   SEE REVERSE SIDE FOR CERTAIN
                                   DEFINITIONS


(at left) THIS CERTIFIES THAT       (at right) is the owner of


                        SHARES without par value of
                            CASH RESERVES TRUST

(hereinafter called the ("Trust"), transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Trust to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the seal of the Trust and the signatures of its duly authorized officers or facsimiles thereof.

     Dated:

(at left of seal)                           (at right of seal)

______________________                       _____________________
Secretary                                    President


(at right center, printed vertically)
                         Countersigned:
                         PROVIDENT FINANCIAL PROCESSING CORPORATION
                         (Wilmington, Del.)           Transfer Agent,


                         By
                                        ____________________________
                                             Authorized Signature.


II. BACK OF CERTIFICATE (text reads from top to bottom of 10-1/4" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ..............Custodian................
                         (Cust)                (Minor)
                    under Uniform Gifts to Minors
                    Act.....................
                              (State)

Additional Abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
__________________________________________________________________________
__________________________________________________________________________
___________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________ ATTORNEY TO TRANSFER THE
SAID SHARES ON THE BOOKS OF THE WITHIN NAMED TRUST WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated _____________________19_____

                                   ________________________________

In the presence of

__________________________________


(text printed            NOTICE: the signature to this assignment
vertically to right      must correspond with the name as written
of above paragraph)      upon the face of the certificate in every
                         particular, without alteration or enlargement, or any change whatever.